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For Total Return

Blue Chip Fund



(various photos showing service, guidance, professional management and goals)

service and guidance

professional management

1998
Annual
Report

goals

DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware currently manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Blue Chip Fund's Objective
To achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.

(PHOTO OF COMPUTER KEYBOARD)

(PHOTO OF ILLUSTRATION FROM TOTAL RETURN BROCHURE)


Table of Contents

LETTER TO SHAREHOLDERS        Page   1
PORTFOLIO MANAGERS' REVIEW    Page   3
PERFORMANCE SUMMARY           Page   7
STATEMENT OF NET ASSETS       Page   8
FINANCIAL HIGHLIGHTS          Page  12

total
   return

About Our Subadviser
Vantage Investment Advisors, Inc., founded in 1979, is a technology-driven, full-service investment management firm that uses proprietary computer software to systematically identify investment opportunities. The firm is based in New York and is an affiliate of Delaware Investments. Vantage Investment Advisors currently manages more than $8 billion in assets for individual and institutional investors.

tradition
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December 18, 1998
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                                                                           1
Dear Shareholder:

Overseas economic concerns created
turbulent conditions in the U.S. stock market during fiscal 1998. Asian markets experienced recession and currency devaluation while the Russian currency declined steeply in value, creating uncertainty the world over. In this environment, Blue Chip Fund provided a total return of 11.94% for the one-year period ended November 30, 1998 (for A Class shares at net asset value with distributions reinvested).
    Blue Chip Fund underperformed its unmanaged benchmark, the Standard & Poor's(R) 500 Stock Index. The S&P 500 is a size-weighted index which means the largest stocks in the index can skew its returns. In essence, the top 20 of the 500 stocks in the S&P 500, what we refer to as "supercaps," were responsible for the high returns the index provided during the past year. Your Fund did not have significant holdings of the stocks that dominated the S&P 500's performance. We believe that the high prices of these stocks are inflated and that their recent appreciation may have been due to speculative excess.
    Blue Chip Fund's investment strategy hinges on buying stocks with what we believe have above average earnings and growth potential - at a reasonable price. Therefore, we have generally shied away from this elite group of stocks. Our analysis suggests they will not be able to sustain their price-to-earnings ratios in the future. We believe our more value-oriented investment strategy will place your Fund in a stronger position for the upcoming year.
    During this past year, Blue Chip Fund's performance nearly matched the Lipper Growth and Income Funds Average, an average of 746 mutual funds that share a similar investment objective (performance shown below). The peer group also underperformed the S&P 500, illustrating that many funds suffered from the narrow market phenomenon created by the emergence of the "supercaps."

TOTAL RETURN
--------------------------------------------------------------------------------
                                                         12 Months Ended
                                                        November 30, 1998
--------------------------------------------------------------------------------
Blue Chip Fund A Class                                        +11.94%
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index                             +23.68%
Lipper Growth and Income Funds Average (746 funds)            +12.35%
--------------------------------------------------------------------------------

All performance quoted above is based on net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all classes of Blue Chip Fund can be found on page 7. Past performance does not guarantee future results. The S&P 500 Composite Stock Index is an unmanaged composite of 500 large company stocks. It is not possible to invest directly in any index.
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   2

    Because of economic uncertainty this past year, the stock market frequently had investors in suspense, unsure of which direction the tide would turn. The Dow Jones Industrial Average acted a bit like a jumping bean, reminding investors of the short-term risks of owning stocks. To alleviate investor concerns of a potential slowdown in the U.S. economy, the Federal Reserve Board reduced the federal funds rate on three occasions (the rate charged between banks for overnight loans) in autumn, adding necessary liquidity to U.S. financial markets while strengthening investor confidence.
    Throughout the ups and downs of the stock market this past year, Blue Chip Fund's management was able to weather some turbulence through computer-driven quantitative analysis, developed and used by Vantage Investment Advisors, Inc., the Fund's subadviser. This quantitative investment strategy allows the manager to select stocks based solely on objective data, eliminating emotional decisions that can be detrimental during very volatile markets.
    Looking back on the past year, we have witnessed how erratic the stock market can be in the short term. When the market gives conflicting signals, it is important that we not deviate from our course and that we continue to pursue companies that meet our quantitative selection parameters.
    We believe this strategy will enable your Fund's manager to select stocks that will perform favorably over the long term as well as position your Fund's portfolio to weather a variety of market conditions in the future. As this year comes to a close, we thank you for your continued confidence in Delaware Investments.

Sincerely,




/s/ Jeffrey J. Nick
-------------------------
JEFFREY J. NICK
Chairman, President and
Chief Executive Officer
Delaware Investments Family of Funds

Jeffrey Nick Named Chairman
ON DECEMBER 17, 1998, JEFFREY J. NICK WAS NAMED CHAIRMAN OF THE DELAWARE INVESTMENTS FAMILY OF FUNDS. HE REPLACES WAYNE A. STORK WHO HAS RETIRED AS CHAIRMAN OF THE BOARD OF DIRECTORS, BUT CONTINUES TO SERVE AS A BOARD MEMBER. MR. NICK WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER OF DELAWARE INVESTMENTS FAMILY OF FUNDS IN OCTOBER 1997. HE HAS BEEN CEO OF LINCOLN NATIONAL INVESTMENT COMPANIES SINCE OCTOBER 1996 AND PREVIOUSLY MANAGED LINCOLN'S OPERATIONS IN THE UNITED KINGDOM. MR. NICK HOLDS AN MBA FROM THE UNIVERSITY OF CHICAGO AND A BACHELOR OF ARTS DEGREE FROM PRINCETON UNIVERSITY.
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                                                                           3

Portfolio Managers' Review

BY T. SCOTT WITTMAN                            CHRISTOPHER P. HARVEY
President, Senior Portfolio Manager            Assistant Vice President
                                               Vantage Investment Advisors, Inc.

                                                               December 18, 1998
ENRIQUE CHANG
Senior Vice President/Chief Investment Officer

YOU CAN'T ALWAYS JUDGE A BOOK BY ITS
cover. This old adage supports one of the fundamental strategies of Blue Chip Fund. Often the best stocks are those everyone else seems to overlook. In a time when many economists consider earnings estimates for stocks to be inflated, it is a challenge to identify companies that are selling at low prices but have the potential to increase in value over time. In an effort to uncover hidden gems, we use a quantitative selection strategy that we have developed and fine-tuned through years of investment management. During erratic markets, quantitative analysis helps us to select stocks based on pre-set parameters without being swayed by current market conditions.

QUANTITATIVE ANALYSIS
Vantage Investment Advisors' quantitative stock selection method is a computer-driven approach that lets us open the book and reveal the real story on 1,200 large companies each day. Through this process, Vantage selects stocks that we believe exhibit greater growth potential than the expected average growth rate of companies included in the S&P 500 Stock Index. Our computer valuation model (developed by Vantage Investment Advisors) performs a four-step "funneling" process, as shown in the diagram on page 4.
    Our computer model evaluates, compares, and ranks 1,200 large companies each day. Our universe includes primarily mid- to large-size companies because they tend to be better established and more stable than smaller companies. Stocks that are attractive to us are those that exhibit both Growth characteristics, measured by changes in actual and anticipated earnings, and Value characteristics, measured by low price-to-earnings ratios and high dividend yields. The computer assigns each stock a ranking based on its anticipated return relative to other stocks in the same industry as measured by a variety of factors including the stock's:

o Dividend yield - the annual percentage of income earned on stock;

o Earnings momentum - the increasing rate of growth in earnings per share over time;

o Earnings surprise - profits are higher or lower than projected by analysts;
  and

o Earnings yield - the relationship of earnings-per-share to the current stock price.

    Our analysis is designed to tell us which stocks are the most attractive within each industry as measured by nine key characteristics (including the four listed on page 3) that we have identified. The highest ranking stocks that we do not already own are our buy candidates. Existing holdings with substantially lower
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   4

(PHOTO OF COUPLE TALKING TO FINANCIAL ADVISOR)

ratings are sell candidates. This calculated methodology allows us to be as objective as possible when evaluating a stock, thus substantially eliminating human emotion from the equation.

STRATEGIC POSITIONING
Keeping Pace During Uncertain Times
In a market where only the top 20 stocks were responsible for much of the past year's stock market growth, it is important to take a step back and look at the big picture. During fiscal 1998 the largest 20 stocks in the S&P 500 - companies like Wal-Mart and Pfizer dramatically outperformed other stocks in the index. Consumer demand for this elite group of companies, what we call "supercaps," has made it difficult for diversified investment portfolios to keep pace with the S&P 500.
    The companies in the narrow group driving the market tend to have high price-to-earnings (P/E) ratios, prompting many investors to expect higher earnings growth. However, these stocks also tend to be more expensive and, in our minds, have a lower expected return. Blue Chip Fund seeks companies with low P/E ratios - companies that appear undervalued and whose price we expect to appreciate over time.
   Although the recent market has favored companies with high P/E ratios, our disciplined, computer-driven process has prevented us from veering from our investment focus. With Blue Chip Fund, we tend to keep our sector allocation roughly equivalent to that of the S&P 500, so we didn't completely avoid these "supercap" companies, because a few such as General Electric and Merck & Co. met our selection criteria. We strive to create a portfolio that has the ability to flourish during prosperous markets and hold its own in market declines.

FINANCIAL MARKETS
MEET CHALLENGES
As described above, one of the primary strategies of Blue Chip Fund is to maintain a portfolio that is well diversified across numerous industries. As of November 30,

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
NOVEMBER 30, 1998
                                                               Blue Chip Fund
--------------------------------------------------------------------------------
Median Market Capitalization                                   $10.0 billion
Number of Stocks                                                    128
Average Stock Price-to-Earnings Ratio*                             23.1x
--------------------------------------------------------------------------------
*Based on a consensus of analysts' earnings estimates for 1999 as reported by First Call.



                             Quantitative Investing
                       Harnessing the Power of Technology

                        Universe of 1,200 mid - to large
                         Capitalization U.S. companies

                          Computer-driven quantitative
                              fundamental analysis

                           Ranking of stocks based on
                                both growth and
                             value characteristics

                              128 stocks selected
                                 for portfolio*




* As of November 30 1998. The number of stocks will fluctuate.




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                                                                            5

1998, financial stocks were the largest sector in your portfolio. As news of financial upheaval in emerging markets reached the U.S. economy, it caused negative perceptions among American investors. As a result, some financial stocks suffered sharp declines during this past summer's market decline. These stocks, however, appeared to be making a comeback as of fiscal year-end. Bank One Corporation, for instance, has bounced back, suggesting its decline was due more to skewed perceptions among investors than actual company performance.
   Although some banks did suffer short-term problems because of the Russian debt default and the ongoing difficulties in emerging markets, we believe financial stocks will continue to be a sound investment in the long run.


(PHOTO OF COMPUTER KEYBOARD)


OPPORTUNITIES IN
TECHNOLOGICAL ADVANCEMENT

Our technology stocks performed well for Blue Chip Fund this past year. Technology companies tend to be more sensitive to the "upgrade cycle," the rate at which companies update their software for consumers, than they are to the business cycle. Technology companies are under intense pressure to improve their products within relatively short periods of time.
   Some heavy hitters this past year included Apple Computer and Intel Corporation. Apple Computer continues to meet our selection criteria including our growth and value parameters. With the introduction of new Apple products, including the competitively priced iMAC, we believe that this company could continue to grow, adding value to your Fund's portfolio.
   Intel Corporation, manufacturer of a widely used semi-conductor - its Pentium chip - continues to sell at a reasonable valuation and we foresee even further earnings growth potential as demand for technology increases. We expect an upswing in the "upgrade cycle" and we anticipate a rebound in the chip industry.
   Not all stocks performed as favorably as we had anticipated. Caterpillar Tractor, an industrial machinery manufacturer, for instance, did not meet earnings expectations. However, we think the decline

TOP TEN HOLDINGS
NOVEMBER 30, 1998
Company                                   Industry                 Share of Net Assets
----------------------------------------------------------------------------------------
Microsoft                           Computers and Technology               3.2%
General Electric                    Conglomerate                           3.0%
Merck & Co.                         Pharmaceuticals                        1.9%
Exxon                               Oil                                    1.8%
Eli Lilly and Co.                   Healthcare & Pharmaceuticals           1.7%
Schering Plough                     Pharmaceuticals                        1.6%
BellSouth                           Telecommunications                     1.6%
Cisco Systems                       Computers & Technology                 1.6%
Coca-Cola                           Consumer Products                      1.6%
International Business Machines     Computers & Technology                 1.5%
----------------------------------------------------------------------------------------
Total                                                                     19.5%

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   6

in its stock price was due more to investor perceptions, rather than actual problems with this company's business. Still a Blue Chip Fund holding, this stock continues to meet our quantitative selection criteria and we think it can appreciate in value over the coming year.

OUTLOOK
Investors scrambled to interpret the mixed signals sent by the stock market this past year. Analysts polled by First Call Corporation(1) expect S&P 500 earnings estimates for the fourth quarter to decline. We still see choppy waters ahead; however, this past summer's stock market decline gave us many opportunities to purchase relatively low-priced investments for Blue Chip Fund's portfolio. We are optimistic that they will offer long-term capital appreciation potential.

   Our long-range outlook for the U.S. economy during the next five to ten years is very favorable. Based on many standards, the U.S. economy is more efficient, productive and innovative than most other world economies. In coming years, we should be able to reap the benefits of our ability to create superior products. As technology becomes even more prevalent in our society, the emergence of Internet shopping and a consumer's ability to find the lowest prices at the click of a mouse should help keep prices in check. Our economy's potential to create non-inflationary growth is the best we have seen in the past ten years.
   We believe that Blue Chip Fund's quantitative strategy will enable us to weather any waves of short-term market volatility and leave us prepared to capture potential market growth.

outlook

PORTFOLIO DIVERSIFACTION
A comparison -- Top 10 sectors
November 30, 1998
                                       Blue Chip Fund             S&P 500 Index
Basic Industry                             4.3%                       3.5%
Capital Goods                              5.9%                       8.1%
Retail                                     5.9%                       8.8%
Energy, Utilities & Transportation         8.7%                      10.9%
Financials                                16.9%                      16.2%
Consumer Growth                           14.3%                      15.2%
Healthcare                                13.3%                      12.3%
Technology                                12.7%                      17.2%
Telecommunications                        11.4%                       7.8%
Cash and Miscellaneous                     6.6%                       N/A

(1) First Call Corporation is a research company specializing in research, earnings estimates and corporate information for financial organizations.
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                                                                           7

Performance Summary

Blue Chip Fund's Lifetime Performance -- Growth of a $10,000 Investment February 24, 1997 to November 30 1998

                                       Blue Chip Fund
                                           A Class                S&P 500 Index
Feb. '97                                   $ 9,424                    $10,000
Feb. '97                                   $ 9,202                    $10,000
Mar. '97                                   $ 8,780                    $ 9,589
Apr. '97                                   $ 9,146                    $10,162
May  '97                                   $ 9,667                    $10,780
Jun. '97                                   $ 9,989                    $11,263
Jul. '97                                   $10,787                    $12,159
Aug. '97                                   $10,310                    $11,478
Sep. '97                                   $10,887                    $12,107
Oct. '97                                   $10,488                    $11,702
Nov. '97                                   $10,920                    $12,244
Dec. '97                                   $11,110                    $12,454
Jan. '98                                   $11,043                    $12,592
Feb. '98                                   $11,868                    $13,500
Mar. '98                                   $12,525                    $14,192
Apr. '98                                   $12,469                    $14,334
May  '98                                   $12,180                    $14,088
Jun. '98                                   $12,514                    $14,660
Jul. '98                                   $12,235                    $14,504
Aug. '98                                   $10,352                    $12,407
Sep. '98                                   $10,798                    $13,202
Oct. '98                                   $11,522                    $14,276
Nov. '98                                   $12,224                    $15,141


Chart assumes $10,000 invested on February 24, 1997 and Fund performance includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of Blue Chip Fund will vary due to differing charges and expenses. Past performance does not guarantee future results. Effective November 2, 1998, the maximum sales charge on A Class shares was raised from 4.75% to 5.75% for investments of less than $50,000.

BLUE CHIP FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH NOVEMBER 30, 1998

                                                            Lifetime    One Year
A Class (Est. 2/24/97)
   Excluding Sales Charge                                   +15.86%      +11.94%
   Including Sales Charge                                   +12.04%       +5.52%
--------------------------------------------------------------------------------
B Class (Est. 2/24/97)
   Excluding Sales Charge                                   +15.06%      +11.14%
   Including Sales Charge                                   +13.01%       +6.14%
--------------------------------------------------------------------------------
C Class (Est. 2/24/97)
   Excluding Sales Charge                                   +15.06%      +11.14%
   Including Sales Charge                                   +15.06%      +10.14%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for B Class and C Class shares excluding sales charge assumes either contingent deferred sales charge did not apply or the investment was not redeemed.

A Class shares have a 5.75% maximum front-end sales charge and a 0.25% 12b-1 fee.
B Class shares do not carry a front-end sales charge, but are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year and are subject to a 1% annual distribution and service fee.
C Class shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation of 1.20% (exclusive of 12b-1 fees) applies to all classes of shares excluding distribution fees. Performance would have been lower if the expense limitation were not in effect.

Average annual returns for the lifetime and one-year periods ended November 30, 1998 for Blue Chip Fund's Institutional Class (est. 2/24/97), which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +16.21% and +12.31%, respectively.


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8 for total return

Financial Statements

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
STATEMENT OF NET ASSETS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------
                                                         Number of     Market
                                                           Shares      Value
                                                       -------------------------
 COMMON STOCK - 94.26%
 Aerospace & Defense - 2.44%
 B.F. Goodrich ....................................        2,755  $  104,518
*Gulfstream Aerospace .............................        2,600     133,575
 United Technologies ..............................        1,220     130,769
                                                                   ---------
                                                                     368,862
                                                                   ---------
 AUTOMOBILES & AUTO PARTS - 1.49%
 Ford Motor .......................................        3,135     173,209
*Navistar International ...........................        2,000      51,750
                                                                   ---------
                                                                     224,959
                                                                   ---------
 BANKING, FINANCE & INSURANCE - 16.88%
 A.G. Edwards .......................................      3,100     114,313
 Allstate ...........................................      2,260      92,095
 American International Group .......................      1,800     169,200
 Associates First Capital ...........................        821      63,935
 Bank One ...........................................      2,146     110,117
 BankAmerica ........................................      1,345      87,677
 BankBoston .........................................      2,140      89,078
 Bankers Trust New York .............................        825      71,775
 Chase Manhattan ....................................      3,160     200,463
 Citigroup ..........................................      2,840     142,533
 Comerica ...........................................      1,955     126,098
 Conseco ............................................      4,000     132,500
 Dime Bancorp .......................................      3,000      79,688
 Federal National Mortgage Association ..............      1,600     116,400
 Fleet Financial Group ..............................      2,800     116,725
 General Electric ...................................      4,970     449,785
 PaineWebber Group ..................................      2,795     114,246
 Reliance Group Holdings ............................      6,100      85,019
 SLM Holding ........................................      1,837      80,828
 Washington Mutual ..................................      2,772     107,502
                                                                   ---------
                                                                   2,549,977
                                                                   ---------
 BUILDINGS & MATERIALS - 0.31%
 USG ................................................        950      46,966
                                                                   ---------
                                                                      46,966
                                                                   ---------
 CABLE, MEDIA & PUBLISHING - 2.18%
 Donnelley & Sons ...................................        700      29,706
 Knight-Ridder ......................................      1,695      87,187
 McGraw-Hill ........................................      1,425     127,538
 New York Times .....................................      1,100      34,169
 Omnicom Group ......................................        850      45,422
 R.H. Donnelley .....................................        332       4,959
                                                                   ---------
                                                                     328,981
                                                                   ---------
 CHEMICALS - 1.50%
 Dow Chemical .......................................      1,035     100,783
 Engelhard ..........................................      2,000      38,625
 Lyondell Petrochemicals ............................      2,900      54,013

--------------------------------------------------------------------------------
                                                         Number of     Market
                                                           Shares      Value
                                                       -------------------------
COMMON STOCK (Continued)
CHEMICALS (CONTINUED)

 W.R. Grace & Co. .................................        2,000  $   33,000
                                                                   ---------
                                                                     226,421
                                                                   ---------
 COMPUTERS & TECHNOLOGY - 12.73%
*American Power Conversion ........................          950      39,277
*Apple Computer ...................................        3,600     115,088
*Cisco Systems ....................................        3,200     241,300
*Compuware ........................................          600      37,388
*Dell Computer ....................................        1,200      72,938
 Deluxe ...........................................        3,280     113,980
*Electronics Arts .................................          800      33,725
 HBO ..............................................        3,300      82,191
 International Business Machines ..................        1,400     231,000
*Lexmark International Group ......................        1,800     137,475
*Microsoft ........................................        3,900     475,920
*Storage Technology ...............................        2,200      77,000
*Symantec .........................................        5,300     105,834
 Xerox ..............................................      1,500     161,250
                                                                   ---------
                                                                   1,924,366
                                                                   ---------
 CONSUMER PRODUCTS - 2.84%
 Avon Products ......................................      1,000      40,625
 Clorox .............................................      1,260     139,939
 Maytag .............................................      1,225      66,303
 Procter & Gamble ...................................      2,080     182,260
                                                                   ---------
                                                                     429,127
                                                                   ---------
 ELECTRONICS & ELECTRICAL - 1.66%
 Honeywell ..........................................      1,785     142,688
 Intel ..............................................      1,000     107,594
                                                                   ---------
                                                                     250,282
                                                                   ---------
 ENERGY - 5.50%
 Ashland ............................................        900      43,763
 Atlantic Richfield .................................        400      26,600
 ENSCO International ................................      2,300      21,994
 Exxon ..............................................      3,700     277,731
 Occidental Petroleum ...............................      2,200      44,550
 Royal Dutch Petroleum ..............................      3,245     152,515
 Sunoco .............................................      3,200     108,400
 Texaco .............................................      1,570      90,373
 USX-Marathon Group .................................      2,315      65,688
                                                                   ---------
                                                                     831,614
                                                                   ---------
 FOOD, BEVERAGE & TOBACCO - 7.30%
 Coca-Cola ..........................................      3,420     239,614
 Flowers Industries .................................      6,300     143,719
 General Mills ......................................      1,300      98,150
 Heinz (H.J.) .......................................      1,865     108,753
 Interstate Bakeries ................................      4,100     107,625
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STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         Number of     Market
                                                           Shares      Value
                                                       -------------------------
 COMMON STOCK (Continued)
 FOOD, BEVERAGE & TOBACCO (CONTINUED)
*Keebler Foods .....................................       2,000   $  67,375
 Philip Morris ......................................      3,600     201,375
 Quaker Oats ........................................        400      24,550
 RJR Nabisco Holdings ...............................      3,365      96,954
 Universal Foods ....................................        600      14,888
                                                                   ---------
                                                                   1,103,003
                                                                   ---------
 HEALTHCARE & PHARMACEUTICALS - 13.28%
 Allegiance .........................................      4,000     161,250
*Amgen ............................................        2,380     178,946
*Arterial Vascular Engineering ....................        3,600     176,063
 Bristol-Myers Squibb .............................          800      98,050
 Eli Lilly ........................................        2,900     260,094
*Health Management Associates .....................        2,100      45,544
 Johnson & Johnson ................................        1,000      81,250
*Lincare Holdings .................................        1,670      57,667
 McKesson .........................................        1,400      99,663
 Merck & Co. ......................................        1,800     278,775
 Pfizer ...........................................          600      66,975
*Rexall Sundown ...................................        3,700      49,719
 Schering-Plough ..................................        2,310     245,726
 Tyco International ...............................        2,700     177,694
 Warner-Lambert ...................................          400      30,200
                                                                   ---------
                                                                   2,007,616
                                                                   ---------
 INDUSTRIAL MACHINERY - 1.83%
 Caterpillar ........................................      2,170     107,279
 Deere ..............................................      2,335      81,579
 Ingersoll-Rand .....................................      1,887      88,335
                                                                   ---------
                                                                     277,193
                                                                   ---------
 LEISURE, LODGING & ENTERTAINMENT - 1.96%
 CKE Restaurants ..................................        1,900      46,431
 Carnival .........................................        3,400     117,300
 Eastman Kodak ....................................          500      36,281
*Outback Steakhouse ...............................        2,700      95,934
                                                                   ---------
                                                                     295,946
                                                                   ---------
 METALS & MINING - 0.83%
 Placer Dome ........................................      2,600      37,863
 Reynolds Metals ....................................        600      32,925
 USX-U.S. Steel Group ...............................      2,220      54,251
                                                                   ---------
                                                                     125,039
                                                                   ---------
 PAPER & FOREST PRODUCTS - 0.10%
 Fort James .........................................        375      14,672
                                                                   ---------
                                                                      14,672
                                                                   ---------
 RETAIL - 5.90%
 Gap ..............................................          975      71,723
*Kroger ...........................................        2,000     106,125
 Ross Stores ......................................        2,330      84,899
*Safeway ..........................................        3,700     195,406
*Staples ..........................................        3,750     130,781
                                                         Number of     Market
                                                           Shares      Value
                                                       -------------------------
 COMMON STOCK (Continued)
 RETAIL (CONTINUED)
 TJX.................................................      5,370   $ 137,606
 Wal-Mart Stores ....................................      2,200     165,685
                                                                  ----------
                                                                     892,225
                                                                  ----------
 Telecommunications - 11.37%
*ADC Telecommunications ...........................        5,600     167,475
 AT&T .............................................        2,500     155,781
 Ameritech ........................................        3,330     180,236
 Bell Atlantic ....................................        2,870     159,644
 BellSouth ........................................        2,815     245,609
 GTE ..............................................        1,835     113,770
*General Instrument ...............................        6,400     180,000
 Lucent Technologies ..............................        1,600     137,700
*MCI Worldcom .....................................        2,400     142,670
*Tellabs ..........................................        1,575      85,095
 US WEST Communications Group .....................        2,420     150,645
                                                                  ----------
                                                                   1,718,625
                                                                  ----------
 TEXTILES, APPAREL & FURNITURE - 1.04%
 Miller (Herman) ..................................        1,250      26,758
*Tommy Hilfiger ...................................        2,165     130,983
                                                                  ----------
                                                                     157,741
                                                                  ----------
 TRANSPORTATION & SHIPPING - 0.85%
*AMR ..............................................          990      65,278
*Alaska Air Group .................................        1,700      63,644
                                                                  ----------
                                                                     128,922
                                                                  ----------
 UTILITIES - 2.27%
 Baltimore Gas & Electric ...........................      1,785      54,777
 Energy East ........................................      2,805     148,840
 General Public Utilities ...........................      1,570      68,786
 Texas Utilities ....................................      1,180      52,584
 Unicom .............................................        500      18,844
                                                                  ----------
                                                                     343,831
                                                                  ----------
 Total Common Stock (cost $12,444,560) ..............             14,246,368
                                                                  ----------

                                                         Principal
                                                          Amount
                                                        -----------
 REPURCHASE AGREEMENTS - 7.83%
 With Chase Manhattan 5.25% 12/1/98
  (dated 11/30/98, collateralized by
  $165,000 U.S. Treasury Notes 5.50%
  due 2/28/03, market value $172,735
  and $258,000 U.S. Treasury Notes 6.25%
  due 10/31/01, market value $270,895) ............     $435,000     435,000
 With J.P. Morgan Securities 5.15% 12/1/98
  (dated 11/30/98, collateralized by
  $88,000 U.S. Treasury Notes 5.75%
  due 10/31/00, market value $90,312
  and $106,000 U.S. Treasury Notes 7.50%
  due 11/15/01, market value $114,456
  and $129,000 U.S. Treasury Notes 6.375%
  due 8/15/02, market value $138,889) .............      336,000     336,000

10 for total return

--------------------------------------------------------------------------------
                                                        Principal     Market
                                                          Amount      Value
                                                    ----------------------------
REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 5.29% 12/01/98 (dated
   11/30/98, collateralized by $129,000
   U.S. Treasury Notes 5.875% due 11/15/99,
   market value $130,974 and $258,000
   U.S. Treasury Bills due 2/18/99, market
   value $255,880 and $34,000 U.S.
   Treasury Notes 5.875% due 02/15/00,
   market value $35,026) ...........................     $413,000  $   413,000
                                                                   -----------
Total Repurchase Agreements
   (cost $1,184,000) ...............................                 1,184,000
                                                                   -----------

TOTAL MARKET VALUE OF SECURITIES - 102.09%
   (cost $13,628,560) ...........................................  $15,430,368
LIABILITIES NET OF RECEIVABLES AND OTHER
   ASSETS - (2.09%) .............................................     (316,098)
                                                                   -----------
NET ASSETS APPLICABLE TO 1,382,839 SHARES ($1 par value)
   OUTSTANDING - 100.00% ........................................  $15,114,270
                                                                   ===========

NET ASSET VALUE - BLUE CHIP FUND A CLASS
   ($7,480,007 / 682,131 shares) ................................       $10.97
                                                                        ======
NET ASSET VALUE - BLUE CHIP FUND B CLASS
   ($5,375,227 / 494,094 shares) ................................       $10.88
                                                                        ======
NET ASSET VALUE - BLUE CHIP FUND C CLASS
   ($1,217,491 / 111,877 shares) ................................       $10.88
                                                                        ======
NET ASSET VALUE - BLUE CHIP FUND INSTITUTIONAL CLASS
   ($1,041,545 / 94,737 shares) .................................       $10.99
                                                                        ======
----------------------
* Non-income producing security for the year ended November 30, 1998.


COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1998:
Common stock, $1 par value, 200,000,000 shares authorized to the
   Fund with 100,000,000 shares allocated to Blue Chip Fund
   A Class, 25,000,000 shares allocated to Blue Chip Fund
   B Class, 25,000,000 shares allocated to Blue Chip Fund
   C Class and 50,000,000 shares allocated to Blue Chip
   Fund Institutional Class .....................................  $13,525,044
Undistributed net investment income .............................       20,627
Accumulated net realized loss on investments.....................     (233,209)
Net unrealized appreciation of investments.......................    1,801,808
                                                                   -----------
Total net assets                                                   $15,114,270
                                                                   ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   BLUE CHIP FUND
Net asset value A Class (A) .....................................       $10.97
Sales charge (5.75% of offering price, or 6.11%
   of amount invested per share) (B) ............................         0.67
                                                                        ------
Offering price ..................................................       $11.64
                                                                        ======
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes
                                                             for total return 11

DELAWARE GROUP EQUITY FUNDS II, INC. -
BLUE CHIP FUND
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends .........................................  $  155,938
Interest ..........................................      39,775     $  195,713
                                                     ----------     ----------

EXPENSES:
Dividend disbursing and transfer agent fees
   and expenses ...................................      83,634
Management fees ...................................      65,355
Distribution expense ..............................      49,197
Registration fees .................................       8,556
Reports and statements to shareholders ............       4,601
Accounting and administration .....................       4,033
Professional fees .................................       2,850
Directors' fees ...................................       1,172
Custodian fees ....................................         919
Taxes (other than taxes on income) ................         776
Other .............................................       1,715        222,808
                                                      ----------     ----------
Less expenses absorbed or waived by Delaware
   Management Company .............................                    (53,192)
                                                                    ----------
Total expenses ....................................                    169,616
                                                                    ----------

NET INVESTMENT INCOME .............................                     26,097
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments ..................                   (233,209)
Net change in unrealized appreciation/
   depreciation of investments ....................                  1,236,839
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .................................                  1,003,630
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ................................                 $1,029,727
                                                                    ==========

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS II, INC. -
BLUE CHIP FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                      2/24/97*
                                                       Year Ended        to
                                                        11/30/98      11/30/97
                                                   -----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .............................       $26,097    $   16,156
Net realized gain (loss) on investments ...........      (233,209)        6,756
Net change in unrealized appreciation/
   depreciation of investments ....................     1,236,839       564,969
                                                      -----------    ----------
Net increase in net assets resulting from
   operations .....................................     1,029,727       587,881
                                                      -----------    ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class ........................................       (10,143)           --
   Institutional Class ............................       (12,045)           --

Net realized gain on investments:
   A Class ........................................        (2,536)           --
   B Class ........................................        (1,558)           --
   C Class ........................................          (247)           --
   Institutional Class ............................        (1,853)           --
                                                      -----------    ----------
                                                          (28,382)           --
                                                      -----------    ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class ........................................     5,622,460     2,298,478
   B Class ........................................     4,115,893     1,424,813
   C Class ........................................     1,065,889       235,373
   Institutional Class ............................     2,011,725     1,663,671

Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   A Class ........................................        11,735            --
   B Class ........................................         1,509            --
   C Class ........................................           247            --
   Institutional Class ............................        13,898            --
                                                      -----------    ----------
                                                       12,843,356     5,622,335
                                                      -----------    ----------
Cost of shares repurchased:
   A Class ........................................      (901,455)     (239,705)
   B Class ........................................      (439,060)      (81,825)
   C Class ........................................      (124,351)      (13,201)
   Institutional Class ............................    (3,054,298)      (86,752)
                                                      -----------    ----------
                                                       (4,519,164)     (421,483)
                                                      -----------    ----------
Increase in net assets derived from capital
   share transactions .............................     8,324,192     5,200,852
                                                      -----------    ----------
NET INCREASE IN NET ASSETS ........................     9,325,537     5,788,733

NET ASSETS:
Beginning of period ...............................     5,788,733            --
                                                      -----------    ----------
End of period .....................................   $15,114,270    $5,788,733
                                                      ===========    ==========
----------------------
* Date of commencement of operations.

                             See accompanying notes

12 for total return

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                   Blue Chip Fund A Class    Blue Chip Fund B Class
                                                                                   ----------------------    -----------------------
                                                                                                 2/24/97(1)               2/24/97(1)
                                                                                    Year Ended      to       Year Ended      to
                                                                                     11/30/98    11/30/97     11/30/98    11/30/97
Net asset value, beginning of period .............................................   $ 9.850      $8.500      $ 9.800      $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) ...............................................     0.048       0.041       (0.025)     (0.009)
   Net realized and unrealized gain on investments ...............................     1.122       1.309        1.115       1.309
                                                                                     -------      ------      -------      ------
   Total from investment operations ..............................................     1.170       1.350        1.090       1.300
                                                                                     -------      ------      -------      ------

Less dividends and distributions:
   Dividends from net investment income ..........................................    (0.040)         --           --          --
   Distributions from net realized gain on investments ...........................    (0.010)         --       (0.010)         --
                                                                                     -------      ------      -------      ------

   Total dividends and distributions .............................................    (0.050)         --       (0.010)         --
                                                                                     -------      ------      -------      ------

Net asset value, end of period ...................................................   $10.970      $9.850      $10.880      $9.800
                                                                                     =======      ======      =======      ======


Total return(3) ..................................................................     11.94%      15.88%       11.14%      15.29%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................   $ 7,480      $2,272      $ 5,375      $1,444
  Ratio of expenses to average net assets ........................................      1.50%       1.50%        2.20%       2.20%
  Ratio of expenses to average net assets prior to expense limitation ............      2.03%       2.95%        2.73%       3.65%
  Ratio of net investment income (loss) to average net assets ....................      0.45%       0.69%       (0.25%)     (0.01%)
  Ratio of net investment loss to average net assets prior to expense limitation..     (0.08%)     (0.76%)      (0.78%)     (1.46%)
  Portfolio turnover .............................................................        27%         25%          27%         25%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                             for total return 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Blue Chip Fund         Blue Chip Fund
                                                                                    C Class          Institutional Class
                                                                            ---------------------  -----------------------
                                                                                       2/24/97(1)               2/24/97(1)
                                                                            Year Ended     to       Year Ended      to
                                                                            11/30/98    11/30/97    11/30/98     11/30/97
Net asset value, beginning of period ....................................   $ 9.800      $8.500      $ 9.870      $8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) ......................................    (0.025)     (0.011)       0.079       0.062
   Net realized and unrealized gain on investments ......................     1.115       1.311        1.116       1.308
                                                                            -------      ------      -------      ------
   Total from investment operations .....................................     1.090       1.300        1.195       1.370
                                                                            -------      ------      -------      ------

Less dividends and distributions:
   Dividends from net investment income .................................        --          --       (0.065)         --
   Distributions from net realized gain on investments ..................    (0.010)         --       (0.010)         --
                                                                            -------      ------      -------      ------
   Total dividends and distributions ....................................    (0.010)         --       (0.075)        --
                                                                            -------      ------      -------      ------
Net asset value, end of period ..........................................   $10.880      $9.800      $10.990      $9.870
                                                                            =======      ======      =======      ======

Total return(3) .........................................................     11.14%      15.29%       12.31%      16.12%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..............................   $ 1,217        $239      $ 1,042      $1,834
   Ratio of expenses to average net assets ..............................      2.20%       2.20%        1.20%       1.20%
   Ratio of expenses to average net assets prior to expense limitation ..      2.73%       3.65%        1.73%       2.65%
   Ratio of net investment income (loss) to average net assets ..........     (0.25%)     (0.01%)       0.75%       0.99%
   Ratio of net investment income (loss) to average net assets prior
     to expense limitation ..............................................     (0.78%)     (1.46%)       0.22%      (0.46%)
   Portfolio turnover ...................................................        27%         25%          27%         25%

----------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

14 for total return

DELAWARE GROUP EQUITY FUNDS II, INC. -
BLUE CHIP FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998
--------------------------------------------------------------------------------

Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers five series: the Decatur Income Fund, the Decatur Total Return Fund, the Blue Chip Fund, the Social Awareness Fund and the Diversified Value Fund. These financial statements and related notes pertain to the Blue Chip Fund (the "Fund"). The Fund offers four classes of shares. The Blue Chip Fund A Class carries a front-end sales charge of 5.75%. The Blue Chip Fund B Class carries a back-end sales charge. The Blue Chip Fund C Class carries a level load deferred sales charge and the Blue Chip Fund Institutional Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion.

DMC has entered into a sub-advisory agreement with Vantage Investment Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.15% of average daily net assets averaging one year old or less, 0.20% of average daily net assets averaging two years or less, but greater than one year old and 0.35% of average daily net assets averaging over two years old for the Fund. The Fund does not pay any fees to the sub-adviser.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.20% of average daily net assets of the Fund through January 31, 1999.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing, transfer and accounting services agent. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $10,762.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes.

For the period ended November 30, 1998, DDLP earned $19,817 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                                                             for total return 15

3. Investments
During the period ended November 30, 1998, the Fund made purchases of $10,352,420 and sales of $2,559,767 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1998, the aggregate cost of securities for federal income tax purposes was $13,628,560.

At November 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $1,801,808 of which $2,326,908 related to unrealized appreciation of securities and $525,100 related to unrealized depreciation of securities.

For federal income tax purposes, the Fund had a capital loss carryforward of $233,209 expiring in 2006 which may be carried forward and applied against future gains.



4. Capital Stock
Transactions in capital stock shares were as follows:
                                                                       2/24/97*
                                                        Year Ended       to
                                                         11/30/98     11/30/97
                                                        -----------  -----------
Shares sold:
   A Class .........................................      536,572      255,978
   B Class .........................................      388,656      156,936
   C Class .........................................       99,187       25,765
   Institutional Class .............................      190,303      194,946

Shares issued upon reinvestment of distributions
   from net investment income and net realized
   gain on investments:
   A Class .........................................        1,205           --
   B Class .........................................          155           --
   C Class .........................................           25           --
   Institutional Class .............................        1,428           --
                                                         --------      -------
                                                        1,217,531      633,625
                                                         --------      -------
Shares repurchased:
   A Class .........................................      (86,361)     (25,263)
   B Class .........................................      (42,074)      (9,579)
   C Class .........................................      (11,741)      (1,359)
   Institutional Class .............................     (282,822)      (9,118)
                                                         --------      -------
                                                         (422,998)     (45,319)
                                                         --------      -------

Net increase .......................................      794,533      588,306
                                                         ========      =======
----------------------
*  Date of commencement of operations.

5. Lines of Credit
The Fund has a committed line of credit for $200,000. No amount was outstanding at November 30, 1998 or at any time during the fiscal year.

16 for total return

DELAWARE GROUP EQUITY FUNDS II, INC. -
BLUE CHIP FUND
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND

We have audited the accompanying statement of net assets of Delaware Group Equity Funds II, Inc. - Blue Chip Fund (the "Fund") as of November 30, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds II, Inc. - Blue Chip Fund at November 30, 1998, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP
                                                     ---------------------
                                                       Ernst & Young LLP
Philadelphia, Pennsylvania
January 8, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF BLUE CHIP FUND SHAREHOLDERS, BUT IT MAY BE used with prospective investors when preceded or accompanied by a current Prospectus for Blue Chip Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Jeffrey J. Nick
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

John H. Durham
Partner, Complete Care Services
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Wayne A. Stork
Chairman
Delaware Management Holdings, Inc.
Philadelphia, PA



Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

                               (photo of globes)

                                                                       directors
                                                                      & officers
--------------------------------------------------------------------------------
Investment Manager                        Subadviser
Delaware Management Company               Vantage Investment Advisors, Inc.
Philadelphia, Pennsylvania                New York, NY

International Affiliate                   Shareholder Servicing,
Delaware International Advisers Ltd.      Dividend Disbursing
London, England                           and Transfer Agent
                                          Delaware Service Company, Inc.
National Distributor                      Philadelphia, Pennsylvania
Delaware Distributors, L.P.
Philadelphia, Pennsylvania                1818 Market Street
                                          Philadelphia, PA 19103-3682

                               (photo of globes)

When used with prospective investors, this report must be preceded or accompanied by a current Blue Chip Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

DELAWARE
INVESTMENTS
===========
Philadelphia o London

Printed in the USA
on recycled paper

(1344)
AR-143[11/98]TKO1/99            (C) Delaware Distributors, L.P.